SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2003

Crystal Decisions, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-31859	77-0537234

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

895 Emerson Street, Palo Alto, California 94301

(Address of principal executive offices) (Zip Code)

(650) 838-7410

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit	Description

99.1	Press release of Crystal Decisions, Inc. issued on July 18, 2003

Item 9. Regulation FD Disclosure

     Information Provided Under Item 12 of Form 8-K

     On July 18, 2003, Crystal Decisions, Inc. (the “Company” or the “Registrant”) issued a press release announcing results for the fiscal quarter and year ended June 27, 2003. The full text of the press release is set forth in Exhibit 99.1 hereto. Pursuant to General Instruction B.6 of Form 8-K, this exhibit is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 but is instead furnished as required by that instruction. Further, pursuant to the Securities and Exchange Commission’s Final Rule Release No. 33-8216, the Registrant is including the foregoing Item 12 information under Item 9 because Item 12 has not yet been added to the EDGAR system.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CRYSTAL DECISIONS, INC.
a Delaware corporation

July 18, 2003	By:	/s/ Eric Patel

Eric Patel
Chief Financial Officer

Index to Exhibits

Exhibit	Description

99.1	Press release of Crystal Decisions, Inc. issued on July 18, 2003